UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported):  January 24, 2007 (January 24, 2007)
Rockwell Automation, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12383 (Commission File Number)	25-1797617 (IRS Employer Identification No.)
1201 South Second Street
Milwaukee, Wisconsin 53204
(Address of Principal Executive Offices) (Zip Code)
(414) 382-2000
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Item 2.02.  Results of Operations and Financial Condition.
     On January 24, 2007, Registrant made available on its website summary financial information to supplement the audited financial statements set forth in Registrant’s Annual Report on Form 10-K for the year ended September 30, 2006, which summary financial information is furnished herewith as Exhibit 99 and is incorporated herein by reference. This summary financial information is unaudited and subject to revision.
Item 7.01.  Regulation FD Disclosure.
     The information set forth under “Item 2.02. Results of Operations and Financial Condition” of this Current Report on Form 8-K is incorporated herein by reference.
Item 9.01.  Financial Statements and Exhibits.
(d)  Exhibits
       99        Supplemental Financial Data issued January 24, 2007.

(Page 2 of 4 Pages)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWELL AUTOMATION, INC. (Registrant)
By:	/s/ Douglas M. Hagerman
Douglas M. Hagerman
Senior Vice President, General Counsel and Secretary

Dated:  January 24, 2007

(Page 3 of 4 Pages)

EXHIBIT INDEX

Exhibit Number	Description

99	Supplemental Financial Data issued January 24, 2007.

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